                                                                   Exhibit 10.37

February 11, 2002

Reference is made to that certain Credit Agreement (the "Credit Agreement") dated as of December 31, 2001 between Iris Graphics Inc. and Printcafe Software, Inc., formerly known as printCafe, Inc. ("Printcafe"). Iris Graphics Inc. hereby waives the Event of Default (as defined in the Credit Agreement) for the fiscal quarter ended December 31, 2001 due to Printcafe's failure to meet the OCF (as defined in the Credit Agreement) covenant set forth in Section 6.1(d) of the Credit Agreement provided that the following OCF amounts and Minimum Threshold Requirements (b) (as defined in the Credit Agreement) replace the amounts currently provided for in the Credit Agreement:

Operating Cash Flow:


Fiscal Quarter                       OCF                                     Trailing Four Quarter OCF
--------------                       ---                                     -------------------------

 3/31/2002                              $400,000                                          NA
 6/30/2002                              $900,000                                          NA
 9/30/2002                            $1,400,000                                     $2,100,000
12/31/2002                            $1,900,000                                     $4,600,000
 3/31/2003                            $2,250,000                                     $6,450,000
 6/30/2003                            $2,650,000                                     $8,200,000
 9/30/2003                            $3,050,000                                     $9,850,000
12/31/2003                            $3,300,000                                    $11,250,000
 3/31/2004                            $3,500,000                                    $12,500,000
 6/30/2004                            $3,750,000                                    $13,600,000
 9/30/2004                            $4,000,000                                    $14,550,000
----------                            ----------                                    -----------


Minimum Threshold Requirements:


Fiscal Quarter                                     OCF                      Trailing Four Quarter OCF
--------------                                     ---                      -------------------------

 3/31/2002                                         $354,000                             NA
 6/30/2002                                         $647,000                             NA
 9/30/2002                                         $555,000                            $956,000
12/31/2002                                       $1,175,000                          $2,731,000
 3/31/2003                                       $1,319,000                          $3,696,000
 6/30/2003                                       $1,458,000                          $4,507,000
 9/30/2003                                       $3,050,000                          $7,002,000
12/31/2003                                       $3,300,000                          $9,127,000
 3/31/2004                                       $3,500,000                         $11,308,000
 6/30/2004                                       $3,750,000                         $13,600,000
 9/30/2004                                       $4,000,000                         $14,550,000
----------                                       ----------                         -----------


/s/ Myles Degenstein
--------------------------------
Iris Graphics, Inc.

Myles Degenstein
--------------------------------
Name

Manager, Mergers & Acquisitions (Creo Products Inc.,
parent of Iris Graphics Inc.)
--------------------------------
Title